POWER OF ATTORNEY




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James R. Joyce and Timothy L. Largay, and each of them, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Magellan Petroleum Corporation or otherwise) the Registration Statement on Form S-8 of Magellan Petroleum Corporation, all amendments thereto, and any additional Registration Statements on Form S-8 with respect to the Magellan Petroleum Corporation 1998 Stock Option Plan, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 14th day of January, 1999.




                                                      /s/ Dennis D. Benbow
                                                  ------------------------------
                                                          Dennis D. Benbow

                                POWER OF ATTORNEY




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James R. Joyce and Timothy L. Largay, and each of them, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Magellan Petroleum Corporation or otherwise) the Registration Statement on Form S-8 of Magellan Petroleum Corporation, all amendments thereto, and any additional Registration Statements on Form S-8 with respect to the Magellan Petroleum Corporation 1998 Stock Option Plan, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 14th day of January, 1999.




                                                     /s/ Benjamin W. Heath
                                                  ------------------------------
                                                         Benjamin W. Heath

                                POWER OF ATTORNEY




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James R. Joyce as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Magellan Petroleum Corporation or otherwise) the Registration Statement on Form S-8 of Magellan Petroleum Corporation, all amendments thereto, and any additional Registration Statements on Form S-8 with respect to the Magellan Petroleum Corporation 1998 Stock Option Plan, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 14th day of January, 1999.




                                                     /s/ Timothy L. Largay
                                                  ------------------------------
                                                         Timothy L. Largay

                                POWER OF ATTORNEY




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James R. Joyce and Timothy L. Largay, and each of them, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Magellan Petroleum Corporation or otherwise) the Registration Statement on Form S-8 of Magellan Petroleum Corporation, all amendments thereto, and any additional Registration Statements on Form S-8 with respect to the Magellan Petroleum Corporation 1998 Stock Option Plan, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 1st day of January, 1999.




                                                       /s/ Walter McCann
                                                  ------------------------------
                                                           Walter McCann

                                POWER OF ATTORNEY




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James R. Joyce and Timothy L. Largay, and each of them, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Magellan Petroleum Corporation or otherwise) the Registration Statement on Form S-8 of Magellan Petroleum Corporation, all amendments thereto, and any additional Registration Statements on Form S-8 with respect to the Magellan Petroleum Corporation 1998 Stock Option Plan, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 14th day of January, 1999.




                                                    /s/ Ronald P. Pettirossi
                                                  ------------------------------
                                                        Ronald P. Pettirossi